Exhibit 10.29B

AMENDMENT TO LOAN AGREEMENT

THIS AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of the 5th day of August, 2012, by and among HS Real Company, LLC, successor-in-interest to Medtrx Healthcare Solutions, LLC ("Lender"), First Choice Medical Group of Brevard, LLC, a Delaware limited liability company (`Borrower"), Christian C. Romandetti ("Romandetti"), First Choice Healthcare Solutions, Inc. ("FCHS"), and FCID Medical, Inc. ("FCID", and together will Romandetti and FCHS, jointly and severally, each a "Guarantor", and collectively, the "Guarantors").

WITNESSETH:

WHEREAS, Borrower and Lender are parties to that certain Loan Agreement (the "Loan Agreement"), dated on or about May 17, 2012, pursuant to which Lender made available to Borrower a loan in the amount of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) (the "Loan") for the purpose of financing the general corporate purposes of the Borrower.

WHEREAS, Borrower delivered a Note (the "Note"), made payable to Lender, in the principal amount of One Hundred Thousand Dollars ($100,000.00).

WHEREAS, the Guarantors each agreed to guaranty the Borrower's obligations under the Loan Agreement.

WHEREAS, the parties have agreed to make certain changes to the Loan Agreement, the Note and the guaranty agreements provided by the Guarantors.

WHEREAS, capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein, Borrower and Lender do hereby agree as follows:

Section 1.          Amendments to Loan Agreement.

(a)          The Loan shall be increased from One Hundred Thousand Dollars ($100,000.00) to Two Hundred Fifty Thousand Dollars ($250,000.00).

Section 2.          Amendments to Note.

(a)          The Note shall be increased from One Hundred Thousand Dollars ($100,000.00) to Two Hundred Fifty Thousand Dollars ($250,000.00).

(b)          The second paragraph of the Note shall be amended to add the following:

Payments of interest shall be due and payable in monthly installments commencing on the fifth day of the month beginning September 5, 2012, and continuing on the first day of each month thereafter until the Maturity Date.

(c)          The third paragraph of the Note shall be deleted in its entirety and replaced with the following:

On December 31, 2012 (herein referred to as the "Maturity Date"), all outstanding principal, accrued and unpaid interest, and any and all other sums due hereunder shall be paid by Borrower to Lender.

Section 3. Advance; Interest Payment. Upon execution of this Amendment, Lender shall make available to Borrower the additional One Hundred Fifty Thousand Dollars ($150,000.00) of the Loan. On September 5, 2012, Borrower shall pay to Lender any accrued interest on the Loan.

Section 4. Acknowledgement by Guarantors. The Guarantors each hereby acknowledge that the Loan has been increased and further acknowledge that they jointly and severally guaranty Borrower's obligations under the Loan Agreement as amended by this Amendment. Each Guarantor hereby agrees that it will take no action to encumber any of Borrower's accounts receivable until the Loan has been repaid in full in accordance with the terms of the Loan Agreement, this Amendment and the Note.

Section 5. Representations and Warranties. Borrower makes all representations and warranties set forth in the Loan Agreement as of the date hereof and confirms that they are true and correct in all material respects and there shall be no Event of Default outstanding.

Section 6.          Miscellaneous.

(a)          Amendments. Neither this Amendment nor any provision hereof may be changed, waived, discharged, or terminated orally, but only by instrument in writing signed by all of the parties to this Amendment.

(b)          Counterparts, PDFs. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments. Delivery of an executed signature page by facsimile or PDF shall be as effective as delivery of a manually executed counterpart hereof

[Signatures on Following Page]

IN WITNESS WHEREOF, Borrower, Lender and each of the Guarantors have hereunto caused these presents to be executed on the date first above written.

LENDER	BORROWER
HS Real Company, LLC	First Choice Medical Group of Brevard, LLC

/s/ Colin Halpern	/s/ Christian C. Romandetti
By: Colin Halpern	By: Christian C. Romandetti

Notice Address:	Notice Address:
1 Kalisa Way, Suite 201	709 S. Harbor City Blvd., Suite 250
Paramus, New Jersey 07652	Melbourne, Florida 32901

FCID	FCHS
FCID Medical, LLC	First Choice Healthcare Solutions, Inc.

/s/ Christian C. Romandetti	/s/ Christian C. Romandetti
By: Christian C. Romandetti	By: Christian C. Romandetti

Notice Address:	Notice Address:
709 S. Harbor City Blvd., Suite 250	709 S. Harbor City Blvd., Suite 250
Melbourne, Florida 32901	Melbourne, Florida 32901

ROMANDETTI
Christian C. Romandetti

/s/ Christian C. Romandetti
By: Christian C. Romandetti

Notice Address:
709 S. Harbor City Blvd., Suite 250
Melbourne, Florida 32901